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                                 EXHIBIT 23(B)

                             Accountants' Consent
                             --------------------


The Board of Directors
Century South Banks, Inc:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Joint Prospectus/Proxy Statement.


                                        KPMG PEAT MARWICK LLP


                                        /s/
                                        -----------------------------------


Atlanta, Georgia
October 14, 1997

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